EXHIBIT 27

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of IT Stock, LLC, NTOP Holdings, LLC, IDT Domestic Union, L.L.C., IDT Investments, Inc., IDT LMC-N2P Acquisition I, Inc., IDT LMC-N2P Acquisition II, Inc., IDT LMC-N2P Acquisition III, Inc., IDT Nevada Holdings, Inc., IDT Domestic Telecom, Inc., IDT Telecom, Inc., NTOP Acquisition, Inc., IDT Corporation and Howard S. Jonas on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Common Stock, par value $0.01 per share, and Class A Common Stock, par value $0.01 per share, of Net2Phone, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 27th day of February, 2006.

IT STOCK, LLC
By:	NTOP Holdings, L.L.C., its member

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Manager

NTOP HOLDINGS, L.L.C.

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Manager

IDT DOMESTIC-UNION, LLC
By:	IDT Domestic Telecom, Inc., its managing member

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Secretary

IDT INVESTMENTS, INC.

By:	/s/ Bo Yan
	Name:	Bo Yan
	Title:	Acting President

IDT LMC-N2P ACQUISITION, INC.

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Authorized Signatory

IDT LMC-N2P ACQUISITION II, INC.

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Authorized Signatory

IDT LMC-N2P ACQUISITION III, INC.

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Authorized Signatory

IDT NEVADA HOLDINGS, INC.

By:	/s/ Bo Yan
	Name:	Bo Yan
	Title:	Acting President

IDT DOMESTIC TELECOM, INC.

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Secretary

IDT TELECOM, INC.

By:	/s/ Morris Lichtenstein
	Name:	Morris Lichtenstein
	Title:	Chairman of the Board of Directors

NTOP ACQUISITION, INC.

By:	/s/ Morris Lichtenstein
	Name:	Morris Lichtenstein
	Title:	Treasurer

IDT CORPORATION

By:	/s/ Joyce J. Mason
	Name:	Joyce J. Mason
	Title:	Senior Vice President

/s/ Howard S. Jonas
Howard S. Jonas